SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of Report (date of earliest event reported):
                                 October 6, 2006

                                DUNE ENERGY, INC.
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             (Exact Name of Registrant as Specified in its Charter)

Delaware                          0-27897                           95-4737507
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State of                          Commission                        IRS Employer
Incorporation                     File Number                       I.D. Number

              3050 Post Oak Blvd., Suite 695, Houston, Texas 77056
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                     Address of principal executive offices

                  Registrant's telephone number: (713) 888-0895

          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

      On October 6, 2006, Dune Energy, Inc. ("we" or the "Company") entered into a Second Amended and Restated Asset Purchase and Sale Agreement (the "New Agreement") with Voyager Partners, Ltd. ("Voyager" or "Seller"). The New Agreement amended and restated our prior agreement with Voyager dated as of November 4, 2005 (as subsequently amended, the "Prior Agreement"). Pursuant to the Prior Agreement we purchased, and pursuant to the New Agreement we will acquire, 95% of Seller's producing and non-producing natural gas properties and related property and equipment (the "Assets") located in the North Texas Fort Worth Basin. Unless otherwise indicated, capitalized terms used herein shall have the meanings set forth in the New Agreement, a copy of which is filed as
Exhibit 10.1 hereto, and which is incorporated by reference. The disclosure contained herein is intended merely as a summary of the material provisions of the New Agreement, and for the complete terms of the New Agreement, reference should be made to Exhibit 10.1 hereto.

      The Prior Agreement divided the Assets into three (3) tranches, each of which had a separate Closing Date and differing Allocated Values. Pursuant to the Prior Agreement, we have already purchased Assets from Voyager (i) on December 16, 2005, for a Base Consideration of $24,562,089, (ii) on May 31, 2006, for a Base Consideration of $5,958,581 and (iii) on July 31, 2006, for a Base Consideration of $1,260,480. Such purchases from Voyager were made on a rolling basis as various properties became available. Accordingly, to date, we have acquired all of the Assets previously designated as Tranche 1 Assets and a portion of the Assets designated as Tranche 2 Assets. Under the Prior Agreement, we were obligated, subject to our ability to obtain financing, to acquire the Tranche 3 Assets within seventy-five (75) days after the Seller notifies us that it has satisfied certain conditions with respect to the Tranche 3 Assets. The Seller so notified us on September 14, 2006 which, under the Prior Agreement, would have obligated us to close on the Tranche 3 Assets, having an Allocated Value of approximately $25,000,000, by November 28, 2006.

      In recognition of the previous closings, we and Voyager entered into the New Agreement to, among other things, amend the dates by which we may acquire the remainder of the Assets. Pursuant to the New Agreement, on October 10, 2006, we acquired additional Tranche 2 Assets and several Tranche 3 Assets for a Base Consideration of $7,328,950, as adjusted (see Item 2.01 below). In addition, the New Agreement provides that all remaining Tranche 2 Assets and Tranche 3 Assets be acquired by us on or before January 19, 2007. The Base Consideration for the remaining Tranche 2 Assets and Tranche 3 Assets is $25,751,716, subject to adjustment. Our obligation to purchase such remaining Tranche 2 Assets and Tranche 3 Assets is subject to our ability to obtain financing therefor, and there can be no assurances that we will be able to do so in a timely manner or on commercially favorable terms. In the event that we wish to extend the date to close on the remaining Tranche 2 Assets and Tranche 3 Assets to February 19, 2007, we may do so by delivering Seller written notice thereof prior to December 20, 2006 and by paying $500,000 to Seller.

      During calendar year 2008, Seller has the right and option to sell to us, and we have the right and option to buy from Seller, Seller's 5% interest in the Assets that we have not previously purchased, for a price determined in accordance with Section 8.4 of the New Agreement. We have decided not to acquire Seller's interests in certain limited partnerships, the purpose of which is to design, construct, lay, own, operate and maintain natural gas gathering pipelines in the same general geographic area as the Assets, and the New Agreement no longer contemplates that we may do so.

      We, Voyager and certain affiliates of Voyager also entered into a Restated Area of Mutual Interest Agreement dated October 6, 2006 (the "Restated AMI Agreement"), the form of which is filed as Exhibit 10.2 hereto. The area of mutual interest or "AMI" defined in the Restated AMI Agreement includes, as a general matter, those areas that abut, adjoin or are situated within 3,000 feet of certain leases either purchased or to be purchased by us from Voyager. The Restated AMI Agreement provides that if, during the period commencing October 6, 2006 and expiring on June 30, 2007, any of the Assignors acquires an oil or gas lease or an interest therein covering any of the lands located in the AMI (the "Acquired Interest"), then Assignors must first offer us the option to acquire 90% of the Acquired Interest. If at any time prior to June 30, 2007, Assignors tender a Qualified Acquired Interest (defined below), then we are obligated to purchase 90% of such Qualified Acquired Interest. In order for our obligation to purchase an Acquired Interest to arise, the Acquired Interest must (i) cover at least 40 acres with adequate surface rights or well site pads to develop fully such Acquired Interest, (ii) have an "AMI Price" not in excess $1,500 per mineral acre, (iii) not be subject to a drilling obligation within 180 days after the date of its execution and (iv) have clear title (a "Qualified Acquired Interest"). The AMI Price for an Acquired Interest shall be equal to the Assignor's direct costs in acquiring the subject Acquired Interest, multiplied by 1.15. We have also agreed, with respect to each well drilled on Acquired Interests purchased by Dune in the AMI, to carry Voyager's retained 10% interest in each such Acquired Interest "to the tanks."

Item 2.01 Completion of Acquisition of Assets.

      Pursuant to the New Agreement, on October 10, 2006, we acquired additional Assets from Voyager for an adjusted Base Consideration of $7,009,836. Such Assets consisted of an undivided working interest in (i) certain oil and gas leases covering approximately 857 gross acres located in Denton County, Texas,
(ii) two producing wells thereon and (iii) two wells drilled and scheduled for fracture stimulation prior to year end. In addition, based on 40 acre spacing of vertical wells, we anticipate that there are 20 drilling locations on the properties underlying these Assets. However, we anticipate that as many as one-third of these wells may be drilled horizontally. We drew down $4,000,000 from our senior credit facility in connection with this purchase.

Item 9.01 Exhibits.

      Exhibit No.      Description
      -----------      -----------

      10.1 Second Amended and Restated Asset Purchase and Sale Agreement dated October 6, 2006 between the Company and Voyager

      10.2             Restated AMI Agreement dated October 6, 2006

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        DUNE ENERGY, INC.


DATE: October 12, 2006                  By: /s/ Alan Gaines
                                            ------------------------------------
                                            Alan Gaines
                                            Chairman and Chief Executive Officer

                                  Exhibit Index

      Exhibit No.      Description
      -----------      -----------

      10.1 Second Amended and Restated Asset Purchase and Sale Agreement dated October 6, 2006 between the Company and Voyager

      10.2             Restated AMI Agreement dated October 6, 2006